UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2005

Structured Asset Securities Corporation (as Depositor under the Trust Agreement dated as of March 1, 2005, providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-8XS
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-120575 (Commission File Number)	74-2440850 (IRS Employer Identification No.)
745 7th Avenue, 7th Floor, New York, New York (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code 212-526-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2005-8XS, which was made on August 25, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 4.03 of the Trust Agreement for the distribution on August 25, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: August 30, 2005
Structured Adjustable Rate Mortgage Loan Trust
Mortgage Pass-Through Certificates
Series 2005-8XS
ABN AMRO Acct: 722476.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Administrator:
Megan Olson 312.904.6709
megan.olson@abnamro.com
Analyst:
Rachel Gaxiola 714.259.6216
Rachel.Gaxiola@ABNAMRO.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Substitution Detail History

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SASC58XS
SASC58XS_200508_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Mar-05
25-Apr-05
26-Mar-40
Parties to The Transaction
Issuer: Lehman Brothers Inc.
Depositor: Structured Asset Securities Corporation
Underwriter: Lehman Brothers Inc.
Master Servicer: Aurora Loan Services LLC
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
www.etrustee.net

23-Aug-2005 - 09:31 (U986-U996) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.441411%
3.460000%
3.641250%
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Structured Adjustable Rate Mortgage Loan Trust
Mortgage Pass-Through Certificates
Series 2005-8XS
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
353
Bond Payments
Statement Date:
ABN AMRO Acct: 722476.1
691.751209781
108.909418189
0.000000000
582.841791592
2.120601774
3.7412500000%
0.00
0.00
0.000000000
3.5600000000%
0.000000000
863579NW4
A1
221,412,000.00
24,113,852.10
0.00
129,048,166.76
469,526.68
153,162,018.86
1000.000000000
0.000000000
0.000000000
1000.000000000
3.168888884
3.8612500000%
0.00
0.00
0.000000000
3.6800000000%
0.000000000
863579NX2
A2
222,029,000.00
0.00
0.00
222,029,000.00
703,585.23
222,029,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.220555601
3.9212500000%
0.00
0.00
0.000000000
3.7400000000%
0.000000000
863579NY0
A3
73,398,000.00
0.00
0.00
73,398,000.00
236,382.34
73,398,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.349722065
4.0712500000%
0.00
0.00
0.000000000
3.8900000000%
0.000000000
863579NZ7
M1
30,115,000.00
0.00
0.00
30,115,000.00
100,876.88
30,115,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.521944774
4.2712500000%
0.00
0.00
0.000000000
4.0900000000%
0.000000000
863579PA0
M2
14,341,000.00
0.00
0.00
14,341,000.00
50,508.21
14,341,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.055834004
4.8912500000%
0.00
0.00
0.000000000
4.7100000000%
0.000000000
863579PB8
M3
7,458,000.00
0.00
0.00
7,458,000.00
30,248.41
7,458,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.185000000
5.0412500000%
0.00
0.00
0.000000000
4.8600000000%
0.000000000
863579PC6
M4
2,868,000.00
0.00
0.00
2,868,000.00
12,002.58
2,868,000.00
881.020623387
0.000000000
0.000000000
838.983233142
1.659142902
0.00
951,731.93
1.659142902
N/A
0.000000000
N
9ABSU9947
X
573,628,666.27
0.00
0.00
481,264,833.05
951,731.93
505,378,685.15
1000.000000000
0.000000000
0.000000000
1000.000000000
1976972.300000000
0.00
197,697.23
1976972.300000000
N/A
0.000000000
9ABSU9954
P
100.00
0.00
0.00
100.00
197,697.23
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSU996
R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
1,149,429.16
571,621,100.00
503,371,118.86
26,866,411.59
Total
479,257,266.76
24,113,852.10
0.00
2,752,559.49
23-Aug-2005 - 09:31 (U986-U996) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Structured Adjustable Rate Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates
Series 2005-8XS
ABN AMRO Acct: 722476.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
2,599,884.16
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
2,706,700.33
Unscheduled Interest:
Prepayment Penalties
197,697.23
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
197,697.23
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
)
(6,656.39
0.00
0.00
0.00
0.00
0.00
2,752,559.48
0.00
0.00
0.00
0.00
0.00
109,628.60
4,235.01
113,863.61
95,307.43
23,904,681.06
0.00
0.00
0.00
23,999,988.49
24,113,852.10
26,866,411.58
26,866,411.58
505,378,685.15
2,377
113,863.61
23,999,988.49
99
0.00
0.00
0
0.00
0
481,264,833.05
2,278
7,861.41
153,023.75
4,235.01
106,816.17
7,055.43
187,989.61
145,181.69
0.00
0.00
6,092.76
151,274.45
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(145,181.69
2,752,559.48
Interest Not Advanced (
Current Period
)
0.00
106,816.17
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(71,850.31
)
(5,040.99
0.00
0.00
0.00
Overcollateralization Amount
Overcollateralization Deficiency
2,007,666.29
0.00
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
24,113,852.10
0.00
24,113,852.10
Principal Distribution Amount Amount
0

23-Aug-2005 - 09:31 (U986-U996) (c) 2005 LaSalle Bank N.A.

Structured Adjustable Rate Mortgage Loan Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates
Series 2005-8XS
ABN AMRO Acct: 722476.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
Deposits from
YM Agreement
Remaining Basis
Risk Carry-Fwd
Shortfall
Current Basis
Risk Carry-Fwd
Shortfall
0.00
31
469,526.68
469,526.68
Act/360
0.00
469,526.68
0.00
0.00
0.00
0.00
No
A1
0.00
0.00
0.00
0.00
31
703,585.23
703,585.23
Act/360
0.00
703,585.23
0.00
0.00
0.00
0.00
No
A2
0.00
0.00
0.00
0.00
31
236,382.34
236,382.34
Act/360
0.00
236,382.34
0.00
0.00
0.00
0.00
No
A3
0.00
0.00
0.00
0.00
31
100,876.88
100,876.88
Act/360
0.00
100,876.88
0.00
0.00
0.00
0.00
No
M1
0.00
0.00
0.00
0.00
31
50,508.21
50,508.21
Act/360
0.00
50,508.21
0.00
0.00
0.00
0.00
No
M2
0.00
0.00
0.00
0.00
31
30,248.41
30,248.41
Act/360
0.00
30,248.41
0.00
0.00
0.00
0.00
No
M3
0.00
0.00
0.00
0.00
31
12,002.58
12,002.58
Act/360
0.00
12,002.58
0.00
0.00
0.00
0.00
No
M4
0.00
0.00
0.00
0.00
30
322,950.65
951,731.93
30/360
0.00
0.00
0.00
322,950.84
322,950.84
0.00
No
X
322,950.65
0.00
0.00
0.00
30
197,697.23
197,697.23
30/360
0.00
0.00
0.00
0.00
0.00
0.00
No
P
0.00
0.00
0.00
0.00
322,950.65
0.00
1,603,130.33
2,123,778.21
2,752,559.49
0.00
322,950.84
322,950.84
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
23-Aug-2005 - 09:31 (U986-U996) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Structured Adjustable Rate Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates
Series 2005-8XS
ABN AMRO Acct: 722476.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
4.00
1.00
A1
9.58%
11.43%
3/25/2014
129,048,166.76
0.00
0.00
153,162,018.86
221,412,000.00
113,863.63
0.00
0.00
0.00
23,999,988.47
A2
9.58%
11.43%
4/25/2035
222,029,000.00
0.00
0.00
222,029,000.00
222,029,000.00
0.00
0.00
0.00
0.00
0.00
A3
9.58%
11.43%
4/25/2035
73,398,000.00
0.00
0.00
73,398,000.00
73,398,000.00
0.00
0.00
0.00
0.00
0.00
M1
4.32%
5.15%
4/25/2035
30,115,000.00
0.00
0.00
30,115,000.00
30,115,000.00
0.00
0.00
0.00
0.00
0.00
M2
1.81%
2.15%
4/25/2035
14,341,000.00
0.00
0.00
14,341,000.00
14,341,000.00
0.00
0.00
0.00
0.00
0.00
M3
0.50%
0.60%
4/25/2035
7,458,000.00
0.00
0.00
7,458,000.00
7,458,000.00
0.00
0.00
0.00
0.00
0.00
M4
0.00%
0.00%
4/25/2035
2,868,000.00
0.00
0.00
2,868,000.00
2,868,000.00
0.00
0.00
0.00
0.00
0.00
X
NA
NA
3/26/2040
481,264,833.05
0.00
0.00
505,378,685.15
573,628,666.27
0.00
0.00
0.00
0.00
0.00
P
NA
NA
3/26/2040
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
113,863.63
0.00
23,999,988.47
0.00
571,621,100.00
479,257,266.76
503,371,118.86
23-Aug-2005 - 09:31 (U986-U996) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Structured Adjustable Rate Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates
Series 2005-8XS
ABN AMRO Acct: 722476.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
197,697.23
197,697.23
Total Excess Allocated to the Bonds
197,697.23
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
197,697.23
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

23-Aug-2005 - 09:31 (U986-U996) (c) 2005 LaSalle Bank N.A.

Structured Adjustable Rate Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates
Series 2005-8XS
ABN AMRO Acct: 722476.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
0.53%
0.64%
0.09%
0.12%
3
0.13%
677,366
0.14%
0.35%
0.44%
0.00%
0.00%
25-Aug-05
12
3,077,805
2
576,542
8
2,122,109
0
0
2,253
474,811,011
98.90%
98.66%
0.38%
0.32%
0.25%
0.33%
0
0.00%
0
0.00%
0.21%
0.26%
0.00%
0.00%
25-Jul-05
9
1,616,604
6
1,654,265
5
1,292,845
0
0
2,357
500,814,971
99.16%
99.10%
0.29%
0.38%
0.20%
0.25%
1
0.04%
123,486
0.02%
0.16%
0.21%
0.00%
0.00%
27-Jun-05
7
1,978,406
5
1,325,397
4
1,097,600
0
0
2,432
518,303,066
99.31%
99.13%
0.32%
0.38%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
8
2,032,651
0
0
0
0
0
0
2,519
539,555,284
99.68%
99.62%
0.12%
0.16%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Apr-05
3
891,694
0
0
0
0
0
0
2,594
558,592,901
99.88%
99.84%

23-Aug-2005 - 09:31 (U986-U996) (c) 2005 LaSalle Bank N.A.

Structured Adjustable Rate Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates
Series 2005-8XS
ABN AMRO Acct: 722476.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
1
316,000
0
0
0
0
7
1,806,109
0
0
0.00%
0.00%
0.04%
0.07%
0.31%
0.38%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
0
0
0
0
5
1,292,845
0
0
0.00%
0.00%
0.00%
0.00%
0.21%
0.26%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
2
329,600
0
0
0
0
2
768,000
0
0
0.00%
0.00%
0.08%
0.06%
0.08%
0.15%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Apr-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Aug-2005 - 09:31 (U986-U996) (c) 2005 LaSalle Bank N.A.

Structured Adjustable Rate Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates
Series 2005-8XS
ABN AMRO Acct: 722476.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Aug-05
2,278
85.51%
481,264,833
83.90%
4.16%
4.73%
0
0.00%
0
0.00%
353
6.44%
6.07%
99
23,904,681
0.00
0.00
0.00
0.00
25-Jul-05
2,377
89.23%
505,378,685
88.10%
2.94%
3.30%
0
0.00%
0
0.00%
354
6.44%
6.07%
72
17,256,033
0.00
0.00
0.00
0.00
27-Jun-05
2,449
91.93%
522,827,955
91.14%
3.09%
3.42%
0
0.00%
0
0.00%
355
6.45%
6.08%
78
18,513,535
0.00
0.00
0.00
0.00
25-May-05
2,527
94.86%
541,587,934
94.41%
2.70%
3.16%
0
0.00%
0
0.00%
356
6.46%
6.09%
70
17,691,424
0.00
0.00
0.00
0.00
25-Apr-05
2,597
97.48%
559,484,594
97.53%
2.52%
2.44%
0
0.00%
0
0.00%
357
6.46%
6.09%
67
13,994,386
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Aug-2005 - 09:31 (U986-U996) (c) 2005 LaSalle Bank N.A.

Structured Adjustable Rate Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates
Series 2005-8XS
ABN AMRO Acct: 722476.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
23-Aug-2005 - 09:31 (U986-U996) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Adjustable Rate Mortgage Loan Trust
Substitution Detail History
ABN AMRO Acct: 722476.1
Series 2005-8XS
Mortgage Pass-Through Certificates
24-Aug-05
26-Sep-05
25-Jul-05
25-Aug-05
25-Aug-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Property ID
Deleted Loan
Qualified Substitute
Scheduled Prin Bal
23-Aug-2005 - 09:31 (U986-U996) (c) 2005 LaSalle Bank N.A.

Original Property
Per Section 7.01(a)(i) of the Property Management and Lease Servicing Agreement, aggregate Appraised Value of the Qualified Substitute Mortgaged Properties acquired by the Issuer since the Closing Date in connection with the substitution or exchange pursuant to Section 7.01 is not to exceed 25% of the aggregate Initial Appraised Value of the Mortgaged Properties.
(A)